INVESTMENT REPRESENTATION AGREEMENT
                    REGARDING OFFSHORE SUBSCRIPTIONS



Delta Petroleum Corporation
555 17th Street, Suite 3310
Denver, Colorado 80202


Gentlemen:

     1. Subscription. Effective March 3, 1998, the undersigned GLOBEMEDIA AG, has acquired the options ("Options") listed on the attached Exhibit "A" from Delta Petroleum Corporation ("Seller", "Delta" or "Company"). The undersigned has acquired the Options and, if exercised, will acquire common stock of Delta Petroleum Corporation (collectively the "Securities"), for the prices set forth in Exhibit "A" in private negotiated transactions pursuant to the U.S. Securities and Exchange Commission Regulation S and/or other applicable statute, rule and\or regulation. The exercise of any Option and the delivery of the certificates representing the Securities and the payment therefore in certified funds shall take place prior to the expiration of the Options.

     2. Representations and Warranties. The undersigned warrants and represents to the Company that:

          a.   Offshore Transaction.

            (i) Undersigned is not a U.S. person as that term is defined under Regulation S as promulgated by the Securities and Exchange Commission ("SEC") under authority of the Securities
Act of 1993, as amended ("Act").

            (ii) At the time the buy order was originated, undersigned was outside the United States.

            (iii) Undersigned is purchasing for its own account and not on behalf of any U.S. Person, and the sale has not been pre-arranged with a buyer in the United States.

            (iv) Each distributor participating in the offering of the Securities, if any, has agreed in writing that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing Date of the transaction and ending the later of one year thereafter or as set forth in the legend at Paragraph 3 herein shall be made in compliance with the Issuer Safe Harbor, pursuant to registration of Securities under the Act or pursuant to an exemption from such registration requirements.

            (v) The undersigned represents and warrants and hereby agrees that all offers and sales of the Securities of the Company acquired hereby prior to the expiration of a period commencing on the Closing Date of the transaction and ending the later of one year thereafter or as set forth in the legend at Paragraph 3 herein shall be made in compliance with the Issuer Safe Harbor, pursuant to registration of Securities under the Act or pursuant to an exemption from registration.

            (iv) All offering documents received by the undersigned include statements to the effect that the Securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons during a period commencing on the Closing Date of the transaction and ending the later of one year thereafter or as set forth in the legend at Paragraph 3 herein unless the Securities are registered under the Act or an exemption from the registration requirements is available.

          b. The undersigned will not take, or cause to be taken, any action that would cause it to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Act. The
Purchaser is acquiring the Shares for its own account, for investment purposes only and without the intent toward the further resale or distribution thereof.

          c. The undersigned has been afforded and has utilized an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any questions it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it, the Articles, Bylaws and Minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, operations, sales, management, relationship between Amber Resources Company and Delta Petroleum Corporation; all documents, comment letters and responses thereto relating to the Company's S-3 Registration Statement; the existing but thinly traded public market; public filings; litigation; leases and lease-related obligations (and the geology and related properties of such leases), and other material contracts and matters and all documents filed with the SEC to date.

          d. The undersigned (and its officers, directors and/or agents, as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

          e. The undersigned understands that its acquisition of the Securities from the Company is a negotiated private transaction.

          f. By reason of its knowledge and experience (and that of its officers and directors and/or advisors and investment bankers) in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.

          g. The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness. The undersigned is an accredited investor within the meaning of Rule 501 promulgated under the Act.

          h. If required to do so, the undersigned has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

          i. The undersigned understands that no federal or state agency of either the U.S. or Germany or any other jurisdiction has passed on or made any recommendation or endorsement of the Securities.

          j. The undersigned hereby represents and warrants to the Company that all of the representations, warranties and acknowledgements contained in this agreement, and the agreements to which this document is attached as an exhibit are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Company (together with its officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorney's fees related thereto) arising from or related to breach of any warranty or representation herein.

     3. Restrictions. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     There is a limited trading market in Securities of the Company as of this date on the small cap NASDAQ Stock Market and there is no assurance such trading market will develop further or, if developed, will continue or be substantial or liquid if it continues.

     Any and all certificates representing the Securities and any and all Securities issued in replacement or conversion thereof or in exchange thereof shall bear either the transfer agent's usual restrictive legend for restricted shares or the following legend, or one substantially similar thereto, which the undersigned has read and understands:

     The shares represented by this certificate ("Shares") have been issued pursuant to Regulation S promulgated under the Securities
Act of 1933, as amended ("Act") and certain contractual agreements. These shares may be sold without restriction and freely transferred to foreign nationals or companies by the registrar of the Company's shares. However, no United States national or company can buy or transfer any of the shares prior to (a date will be inserted here which is one year subsequent to the payment for and delivery of the shares) in the absence of an effective registration statement pursuant to the Act and other applicable Securities laws of the United States, or exemption therefrom.

     The undersigned further agrees that the Company shall have the right to issue transfer instructions to its transfer agent, if any, or to note a transfer instruction in its stockholder records, as per the legend above, and it acknowledges that the Company has informed it of its intention to issue such instructions when and if necessary.

     4.   Company's Representations.

          a. Reporting Company Status. The Company is a reporting company as defined by Rule 902 of Regulation S. The Company is in full compliance with all reporting obligations under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

          b.   Offshore Transaction.

            (i) The Company has not offered these Securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

            (ii) At the time the buy order was originated, the Company and/or its agent reasonably believed undersigned was outside of the United States and was not a U.S. person.

            (iii)   The Company and/or its agent reasonably
believe that the transaction has not been pre-arranged with a buyer in the United States.

     5. Exemption: Reliance on Representations. Undersigned understands that the Securities are not being registered under the Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S Rules 901 through 904 of Regulation S apply to this transaction.

     6.   Conditions to the Seller's Obligation to Sell the
Shares. The obligations of the Company under this Agreement are subject, in the discretion of the Company, to the satisfaction at or prior to the Closing Date of the following conditions.

          (a) The Company's receipt of the Purchase Price for the Shares, as described in paragraph 1 of this agreement.

          (b) The representations and warranties made by the Purchaser in this agreement were true when made and shall be true as at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

          (c) All of the terms, covenants and conditions of this Agreement to be complied with and performed by Purchaser on or prior to the Closing Date shall have been fully complied with and performed.

          (d) Purchaser shall have provided the Company with a certified copy of resolutions of the Board of Directors of the Purchaser authorizing the purchase of the Shares and the transactions contemplated herein.

     7.   Conditions to the Purchaser's Obligation to Buy the
Shares. The obligations of the Purchaser under this Agreement are subject in the discretion of the Purchaser, to the satisfaction at or prior to the Closing Date of the following conditions:

          (a) Delivery of the Shares to the Purchaser together with a certified copy of resolutions of the Board of Directors of the Company, authorizing the sale of the Shares and the transactions contemplated herein.

          (b) The representations and warranties made by the Company in this Agreement were true when made and shall be true as at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

          (c) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been fully complied with and performed.

          (d) The Company's legal counsel shall have supplied the Company's transfer agent with instructions, based upon an opinion of purchaser's legal counsel, that the legend set forth on the certificates evidencing the Shares can be removed upon the effectuation of the sale of the Shares contemplated herein to Purchaser in accordance with Regulation S and all stop transfer order notations with respect to the Shares have been removed from the transfer agent's books and records with respect thereto.

     8. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this agreement is addressed, and if to the undersigned, at the address set forth below its signature hereto, or to such other addresses as either you or the undersigned shall designate to the other by notice in writing.

     9. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

     10. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in the District Court for the City and County of Denver, Colorado.

     11. Counterparts. This agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterparts.

                                    By:
Typed or Printed Name                   Signature



Address



City, State and Zip Code

SELLER:

DELTA PETROLEUM CORPORATION

By:

    Authorized Officer


Dated:                     , 1998

                            EXHIBIT "A"
            to Investment Representation Agreement Regarding
                       Offshore Subscription


     Options granted to GlobeMedia AG:

                               NUMBER
     PRICE                   OF OPTIONS               DURATION

     $2.50/share                25,000                  90 days
      2.75/share                25,000                  90 days
      3.00/share                50,000                  90 days
      3.25/share                50,000                  90 days
      3.50/share                50,000                  90 days
      3.75/share                50,000                  90 days
      4.00/share                50,000                   6 mos.
      4.50/share                50,000                   6 mos.
      5.00/share                50,000                   9 mos.
      5.50/share                50,000                   1 yr.
      6.00/share                50,000                   1 yr.

                      Total    500,000


     The shares underlying the options listed above have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear an appropriate restrictive legend, and are being offered and subsequently may be sold in accordance with Regulation "S", provided, however, that for any resales of such securities into the United States, all of the shares underlying the options shall be treated as "restricted securities" within the meaning of Rule 144 (with the result that unregistered public resales of such securities into the United States generally could not be made for a least one year). GlobeMedia agrees to comply in all material respects with Regulation "S" and to execute and deliver such documents as the Company may reasonably request in order to ensure compliance with Regulation "S".

     All Options granted shall vest immediately. The periods indicated under the column headed "Duration" shall commence upon the effectiveness of a registration statement filed with the SEC covering the shares underlying the Options. Notwithstanding the duration of the periods indicated, all unexercised Options shall expire on March 31, 1999 regardless of whether or not the underlying shares have been or are then covered by an effective registration statement. The Company, at its own cost, will file a registration statement with the SEC within ninety (90) days of the execution hereof covering the shares underlying the Options. The Company will use commercially reasonable efforts to cause the registration so filed to become effective. GlobeMedia confirms that it is neither a U.S. person nor owned by U.S. persons as the term is defined in Regulation "S".